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                                   EXHIBIT 21

      Consolidated Subsidiaries of Hanover Capital Mortgage Holdings, Inc.

Subsidiary                                           Jurisdiction                                    d/b/a
----------                                           ------------                                    -----
Hanover Capital Partners Ltd.                          New York                                      None
Hanover Capital Mortgage Corporation (1)               Missouri                              California d/b/a
                                                                                          Missouri Hanover Capital
                                                                                             Mortgage Corporation
Hanover Capital Securities, Inc. (1)                   New York                                      None
Hanover Capital Partners 2, Inc.                       Delaware                                      None
HanoverTrade, Inc.                                     Delaware                                      None
Hanover SPC-A, Inc.                                    Delaware                                      None
Pedestal Capital Markets, Inc.(3)                      Delaware                                      None
HDMF-I LLC                                             Delaware                                      None
HDMF-II LLC (4)                                        Delaware                                      None
HDMF-II Realty Corp. (5)                               Delaware                                      None

     Unconsolidated Subsidiaries of Hanover Capital Mortgage Holdings, Inc.

Subsidiary                                           Jurisdiction                                    d/b/a
----------                                           ------------                                    -----
Hanover Statutory Trust I                            Delaware                                        None
Hanover Statutory Trust II                           Delaware                                        None

(1)   Subsidiary of Hanover Capital Partners Ltd.

(2)   Subsidiary of Hanover Capital Partners 2, Inc.

(3)   Subsidiary of HanoverTrade, Inc.

(4)   Subsidiary of HDMF-I LLC

(5)   Subsidiary of HDMF-II LLC